UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:

|_|   Preliminary proxy statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12


                               CLARUS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

            2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

            4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

            5) Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1) Amount Previously Paid:

            --------------------------------------------------------------------

            2) Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

            3) Filing Party:

            --------------------------------------------------------------------

            4) Date Filed:

            --------------------------------------------------------------------

                               CLARUS CORPORATION
                               One Landmark Square
                           Stamford, Connecticut 06901

                                                                    May __, 2005

To Our Stockholders:

      On behalf of the Board of Directors of Clarus Corporation, I cordially invite you to attend the Annual Meeting of Stockholders to be held on Tuesday, June 21, 2005, at 2:00 p.m., Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

      The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

      A copy of the 2004 Annual Report is included in this mailing.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

                                    Cordially,

                                    CLARUS CORPORATION


                                    Warren B. Kanders
                                    Executive Chairman of the Board of Directors

                               CLARUS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 21, 2005

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders, and any adjournments or postponements thereof, of Clarus Corporation, which will be held Tuesday, June 21, 2005, at 2:00 p.m. Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, for the following purposes:

            1. To elect four members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

            2. To consider and vote upon a proposal to adopt a new long-term stock incentive plan (the "2005 Stock Incentive Plan") pursuant to which 3,000,000 shares of Clarus' common stock will be initially reserved for issuance and available under such plan, subject to an automatic annual increase equal to 4% of the total number of shares of Clarus' common stock outstanding (Proposal 2); and

            3. To transact such other business as may properly be brought before the meeting including proposals to adjourn or postpone the meeting.

      Stockholders of record at the close of business on May 10, 2005 are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

                                              By order of the Board of Directors


                                              Nigel P. Ekern

                                              Secretary
May __, 2005

                               CLARUS CORPORATION
                               One Landmark Square
                           Stamford, Connecticut 06901

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON

                                  JUNE 21, 2005

                                  INTRODUCTION

                   PROXY SOLICITATION AND GENERAL INFORMATION

      This Proxy Statement and the enclosed form of proxy card (the "Proxy Card") are being furnished to the holders of common stock, par value $.0001 per share, of Clarus Corporation, a Delaware corporation (which is sometimes referred to in this Proxy Statement as "Clarus," the "Company," "we," "our" or "us"), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Tuesday, June 21, 2005, at 2:00 p.m. Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, and at any adjournments or postponements thereof. This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 16, 2005.

      At the meeting, stockholders will be asked:

            1. To elect four members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

            2. To consider and vote upon a proposal to adopt a new long-term stock incentive plan (the "2005 Stock Incentive Plan") pursuant to which 3,000,000 shares of Clarus' common stock will be initially reserved for issuance and available under such plan, subject to an automatic annual increase equal to 4% of the total number of shares of Clarus' common stock outstanding (Proposal 2); and

            3. To transact such other business as may properly be brought before the meeting including proposals to adjourn or postpone the meeting.

      The Board of Directors has fixed the close of business on May 10, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the meeting and may vote in person or by proxy authorized in writing.

      Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1) and FOR the approval of the 2005 Stock Incentive Plan (Proposal 2). A stockholder who so desires may revoke his previously submitted Proxy Card at any time before it is voted at the meeting by: (i) delivering written notice to us at Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 c/o Nigel P. Ekern, Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the meeting. Attendance at the meeting will not in and of itself constitute a revocation of a Proxy Card.

      The Board of Directors knows of no other matters that are to be brought before the meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE; QUORUM

      Only stockholders as of the close of business on May 10, 2005 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the date hereof, there were 16,792,100 shares of our common stock outstanding and entitled  to vote,  with  each  share  entitled  to one  vote.  See  "Beneficial
Ownership Of Company Common Stock By Directors, Officers And Principal Shareholders" for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to own or control 5% or more of our common stock. The presence at the meeting, in person or by duly authorized proxy of the holders of a majority of the shares of common stock entitled to vote constitute a quorum for this meeting.

REQUIRED VOTES

      The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast in person or by proxy is necessary for the approval of the 2005 Stock Incentive Plan (Proposal 2).

      An inspector of elections appointed by us will tabulate votes at the meeting. Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and "broker non-votes" will have no effect on the outcome of such election. Since the affirmative vote of a majority of the votes cast is necessary for the approval of the 2005 Stock Incentive Plan (Proposal 2), an abstention will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of the voting for Proposal 2.

      Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.

PROXY SOLICITATION; EXPENSES

      Clarus will bear the costs of the solicitation of proxies for the meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such custodians will be reimbursed for their reasonable expenses.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF CLARUS CORPORATION. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

                 BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
                 DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

      The following table sets forth as of the date hereof certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control 5% or more of our common stock, (ii) each of our directors and nominees, (iii) each of our executive officers, and (iv) our executive officers and directors as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

                                                                                  COMMON STOCK              PERCENTAGE OF
                                                 NAME                           BENEFICIALLY OWNED          COMMON STOCK
                                                 ----                           ------------------          ------------
                                                                                                               (1)(2)
Warren B. Kanders ..............................................................    2,580,700(3)                   15.4

Dimensional Fund Advisors Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401..........................................................    1,101,150(4)                    6.6

Ashford Capital Management, Inc.
P.O. Box 4172
Wilmington, DE 19807............................................................    1,884,000(5)                   11.2

White Rock Capital Management, L.P.
3131 Turtle Creek Boulevard, Suite 800
Dallas, Texas 75219.............................................................      931,500(6)                    5.5

Nicholas Sokolow ...............................................................      212,600(7)(8)                 1.3

Donald L. House.................................................................      151,249(9)                      *

Burtt R. Ehrlich ...............................................................      137,250(10)(11)                 *

Nigel P. Ekern..................................................................       86,667(12)                     *

Directors and current executive officers
as a group (5 persons) .........................................................    3,168,465(13)                  18.9

-------------------

*     Less than one percent.

(1) The applicable percentage of beneficial ownership is based on 16,792,170 shares of common stock outstanding as of the date hereof.

(2) Shares of common stock that may be acquired by exercise of stock options or upon the vesting of restricted stock awards within 60 days after the date hereof, are deemed outstanding for purposes of computing the common stock beneficially owned and the percentage beneficially owned by the persons holding these options or restricted stock awards but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

(3) Includes Mr. Kanders' options to purchase 421,250 shares of common stock that are presently exercisable or exercisable within the next 60 days. Includes 500,000 unvested shares of restricted common stock, which have voting, dividend and other distribution rights. Excludes options to purchase 600,000 shares of common stock that are presently unexercisable and unexercisable within the next 60 days.

(4) Based on a Schedule 13G/A filed by Dimensional Fund Advisors Inc. on February 9, 2005.

(5) Based on a Schedule 13G/A filed by Ashford Capital Management, Inc. on February 28, 2005.

(6) Based on a Schedule 13G/A filed by White Rock Capital Management, L.P. on February 14, 2005.

(7) Includes Mr. Sokolow's options to purchase 61,250 shares of common stock that are presently exercisable or exercisable within the next 60 days. Excludes options to purchase 20,000 shares of common stock that are presently unexercisable and unexercisable within the next 60 days.

(8) Includes 151,350 shares of common stock held by ST Investors Fund, LLC, of which Mr. Sokolow is the Managing Member.

(9) Includes Mr. House's options to purchase 75,000 shares of common stock that are presently exercisable or exercisable within the next 60 days. Excludes options to purchase 20,000 shares of common stock that are presently unexercisable and unexercisable within the next 60 days.

(10) Includes Mr. Ehrlich's options to purchase 61,250 shares of common stock that are presently exercisable or exercisable within the next 60 days. Excludes options to purchase 20,000 shares of common stock that are presently unexercisable and unexercisable within the next 60 days.

(11) Includes 13,000 shares of common stock held by a trust for the benefit of Mr. Ehrlich's children.

(12) Includes Mr. Ekern's options to purchase 86,667 shares of common stock that are presently exercisable or exercisable within the next 60 days. Excludes 8,786 unvested shares of restricted common stock, which have no voting, dividend and other distribution rights. Excludes options to purchase 133,333 shares of common stock that are presently unexercisable and unexercisable within the next 60 days.

(13) Includes options to purchase 705,416 shares of common stock that are presently exercisable or exercisable within the next 60 days. Also includes 500,000 unvested shares of restricted common stock, which have voting, dividend and other distribution rights. Excludes options to purchase 793,333 shares of common stock that are presently unexercisable and unexercisable within the next 60 days. Also excludes 8,786 unvested shares of restricted common stock, which have no voting, dividend and other distribution rights.

      We are unaware of any material proceedings to which any of our directors, executive officers or affiliates or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

                               STOCK OPTION PLANS

The following table sets forth certain information regarding our equity plans at December 31, 2004.

                                                 (A)
                                              Number of                 (B)
                                           securities to be          Weighted-                  (C)
                                              issued upon        average exercise      Number of securities remaining
                                              exercise of             price of        available for future issuance under
                                              outstanding            outstanding         equity compensation plans
                                          options, warrants      options, warrants    (excluding securities reflected in)
Plan Category                                 and rights             and rights               column(A))
-------------                                 ----------             ----------               ---------
Equity compensation plans
approved by security holders
(1)(2)                                        738,750               $6.78                 2,850,219

Equity compensation plans not
approved by security holders
(3)(4)(5)                                   1,100,000               $7.83                        --
                                            ---------               -----                 ---------
Total                                       1,838,750               $7.41                 2,850,219
                                            =========               =====                 =========

(1) Consists of stock options and restricted stock awards issued and issuable under the Amended and Restated Stock Incentive Plan of Clarus Corporation (the "2000 Plan"). Also consists of stock options issued and issuable by the Company under the Stock Incentive Plan of Software Architects International, Limited (the "SAI Plan") assumed by the Company, pursuant to the Stock Purchase Agreement, dated May 31, 2000, by and among Clarus, SAI (Ireland) Limited, SAI Recruitment Limited, i2Mobile.com Limited, SAI America Limited (collectively, the "SAI/Redeo Companies") and the shareholders of the SAI/Redeo Companies. Under the SAI Plan, the Company may grant stock options to eligible participants who must be employees of the Company or its subsidiaries or consultants, but not directors or officers of the Company.

(2) Includes 920,134 shares of our common stock remaining available for future issuance under the Clarus Corporation Employee Stock Purchase Plan and the Global Employee Stock Purchase Plan (collectively, the "Plans"). Under the Plans, employees have an opportunity to purchase shares of the Company's common stock at a discount. Generally, eligible employees, as defined in the plan documents, may elect to have up to 15 percent of their annual salary, up to a maximum of $12,500 per six-month purchase period, withheld to purchase the Company's common stock at a price equal to the lower of 85 percent of the market price of our common stock at either the beginning or the end of the six-month offering period.

(3) Includes options granted to the Company's Executive Chairman, Warren B. Kanders to purchase 400,000 shares of common stock, having an exercise price of $7.50 per share and vesting over five years, with one-fifth of such options to vest on December 23rd of each of 2003, 2004, 2005, 2006 and 2007.

(4) Includes options granted to the Company's Executive Chairman, Warren B. Kanders to purchase 400,000 shares of common stock, having an exercise price of $10.00 per share and vesting over five years, with one-fifth of such options to vest on December 23rd of each of 2003, 2004, 2005, 2006 and 2007.

(5) Includes 300,000 shares of restricted stock granted to the Company's Executive Chairman, Warren B. Kanders, having voting, dividend, distribution and other rights, which shall vest and become nonforfeitable if Mr. Kanders is an employee and/or a director of the Company or a subsidiary or affiliate of the Company on the earlier of (i) the date the closing price of the Company's common stock equals or exceeds $15.00 per share for each of the trading days during a ninety consecutive day period, or (ii) April 11, 2013, subject to acceleration in certain circumstances.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NUMBER

      Our Board of Directors currently consists of four directors. Our Amended and Restated Bylaws provide that our Board of Directors will consist of not less than two, nor more than seven members, the precise number to be determined from time to time by the Board of Directors. The number of directors has been set at seven by the Board of Directors. We currently have three vacant seats on our Board. We do not intend to fill the three vacant seats on our Board at this time.

      Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been elected and qualified in accordance with our Amended and Restated Bylaws. There are no family relationships among any of our directors or executive officers.

VOTING

      Unless otherwise specified, each Proxy Card received will be voted for the election of the four nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Amended and Restated Bylaws.

BIOGRAPHICAL INFORMATION FOR NOMINEES FOR DIRECTOR

      The age and principal occupation for the past five years of each director nominee is set forth below.

WARREN B. KANDERS, 47, has served as one of our directors since June 2002 and as Executive Chairman of our Board of Directors since December 2002. Mr. Kanders has served as the Founder and Chairman of the Board of Armor Holdings, Inc. since January 1996 and as its Chief Executive Officer since April 2003. Mr. Kanders has served as the Executive Chairman of the Board of Net Perceptions, Inc. since April 2004 and as the Chairman of the Board of Directors of Langer, Inc. since November 2004. From October 1992 to May 1996, Mr. Kanders served as Founder and Vice Chairman of the Board of Benson Eyecare Corporation. Mr. Kanders also serves as President of Kanders & Company, Inc. ("Kanders & Company"), a private investment firm owned and controlled by Mr. Kanders that makes investments in and renders consulting services to public and private entities. Mr. Kanders received a B.A. degree in Economics from Brown University in 1979.

      BURTT R. EHRLICH, 65, has served as one of our directors since June 2002. Mr. Ehrlich has served as a director of Armor Holdings, Inc. since January 1996 and as a member of the Board of Directors of Langer, Inc. since February 2001. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992, and as a director of Benson Eyecare Corporation from October 1992 until November 1995.

      DONALD L. HOUSE, 63, has served as one of our directors since January 1993. Mr. House served as Chairman of our Board of Directors from January 1994 until December 1997 and as our President from January 1993 until December 1993. Mr. House also serves on the board of directors of Carreker Corporation which is listed on the Nasdaq National Market System, where he is chairman of its audit committee. Mr. House is a private investor and he serves on the board of directors of several privately-held technology companies.

      NICHOLAS SOKOLOW, 55, has served as one of our directors since June 2002. Mr. Sokolow has served as a member of the Board of Directors of Armor Holdings, Inc. since January 1996. Mr. Sokolow has also served as a member of the Board of Directors of Net Perceptions, Inc. since April 2004. Mr. Sokolow has been a partner in the law firm of Sokolow, Carreras & Associates since 1994. From June 1973 until October 1994, Mr. Sokolow was an associate and partner in the law firm of Coudert Brothers.

      The affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting of Stockholders is necessary for the election of directors (assuming a quorum of a majority of the outstanding shares of common stock is present).

      THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

                              CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

      Our Board of Directors is committed to sound and effective corporate governance practices. The Company's management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and the revised listing requirements of the NASDAQ National Stock Market (the "NASDAQ"). Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

      Although our common stock is no longer listed on the NASDAQ and is now quoted on the OTC Pink Sheets Electronic Quotation Service under the symbol "CLRS.PK", we intend to continue to comply with the corporate governance practices mandated by the NASDAQ.

CORPORATE GOVERNANCE GUIDELINES AND DOCUMENTS

      The Code of Ethics for Senior Executive and Financial Officers, the Code of Business Conduct and Ethics for Directors, Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by Clarus for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Clarus, and promoting compliance with all applicable rules and regulations that apply to Clarus and its officers and directors. Our Codes of Ethics and Conduct, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees are available at www.claruscorp.com, our Internet website, at the tab "Corporate Governance". In addition, you may request a copy of any such materials, without charge, by submitting a written request to: Clarus Corporation, c/o the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

BOARD OF DIRECTORS

      Our Board of Directors is currently comprised of the following four members: Warren B. Kanders, Burtt R. Ehrlich, Nicholas Sokolow, and Donald L. House. During fiscal 2004, the Board of Directors held four meetings and had standing Audit, Compensation and Nominating/Corporate Governance Committees. During fiscal 2004, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. All of the members of our Board of Directors, who was also a director at the time, attended last year's Annual Meeting of Stockholders meeting which was held on June 24, 2004.

DIRECTOR INDEPENDENCE

      In accordance with the listing requirements of the NASDAQ, the Board of Directors has evaluated each of its directors' independence from Clarus based on the definition of "independence" established by the NASDAQ. Based on the Board's review and the NASDAQ definition of "independence", the Board has determined that the Board is currently comprised of a majority of independent directors, consisting of each of the following directors: Messrs. Ehrlich, Sokolow and House. The Board has also determined that each of the members of our Audit Committee is "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

STOCKHOLDER COMMUNICATIONS

      Stockholders may send communications to the Board by writing to the Board of Directors or any committee thereof at Clarus Corporation, c/o the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

      In addition, stockholders may also contact any non-management director as a group or any individual director by writing to the non-management directors or the individual director, as applicable, at Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

COMPLAINTS, ACCOUNTING, INTERNAL ACCOUNTING OR AUDITING OR RELATED MATTERS

      Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Clarus Corporation, c/o Chairman of the Audit Committee, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked "Confidential."

AUDIT COMMITTEE

      The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors, pre-approve all services to be performed by the Company's independent auditors and to analyze the reports and recommendations of such auditors. The committee also monitors the adequacy and effectiveness of our financial controls and reporting procedures and the performance of our internal audit staff and independent auditors. Our Audit Committee is currently comprised of Messrs. House, Ehrlich and Sokolow, with Mr. House serving as the Chairman. All of the members of our Audit Committee were determined by the Board to be independent of Clarus based on the NASDAQ's definition of "independence". Our Board of Directors currently does not have an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder) serving on its Audit Committee. However, the Board of Directors is actively looking for and considering candidates to appoint to the Board of Directors and the Audit Committee who will serve on the Audit Committee as an audit committee financial expert. The Audit Committee met four times during fiscal 2004. The Board of Directors has adopted a written Charter for the Audit Committee, a copy of which was attached to our Proxy Statement for the Annual Meeting of Stockholders held on June 24, 2004 and is available at www.claruscorp.com, our Internet website, at the tab "Corporate Governance".

COMPENSATION COMMITTEE

      The purpose of the Compensation Committee is to recommend to the Board of Directors the compensation and benefits of our executive officers and other key managerial personnel. Our Compensation Committee is currently comprised of Messrs. Ehrlich and Sokolow, with Mr. Ehrlich serving as the Chairman, both of whom were determined by the Board to be independent of Clarus. The Compensation Committee met once during 2004.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

      The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors as well as review Clarus' corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NASDAQ's listing requirements. The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders. The names of such nominees should be forwarded to Clarus Corporation, c/o the Secretary at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, who will submit them to the committee for its consideration. See "Requirements For Submission Of Stockholder Proposals, Nomination Of Directors And Other Business Of Stockholders" for information on certain procedures that a stockholder must follow to nominate persons for election as directors. Our Nominating/Corporate Governance Committee is currently comprised of Messrs. Ehrlich, House and Sokolow, with Mr. Sokolow serving as the Chairman, all of whom were determined by the Board to be independent of Clarus. The functions of the Nominating/Corporate Governance Committee were considered at and acted upon by the entire Board of Directors during its meetings in fiscal 2004. A copy of the Nominating/Corporate Governance Committee's Charter is available on our Internet website at the tab "Corporate Governance".

      Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, good judgment and high ethics; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to Clarus and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of Clarus. The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by stockholders, by other individuals and by the search firms and reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above.

COMPENSATION OF DIRECTORS

      Our directors other than Mr. Kanders who is compensated pursuant to his employment agreement (which is described in greater detail below under the heading "Employment Agreements"), are entitled to receive a payment of $2,000 for each regular and special meeting of the Board of Directors attended either in person or telephonically, provided, however, no member shall be compensated for any telephonic meeting lasting less than one hour nor for any committee meetings of the Board of Directors.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

      No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from Clarus and is financially literate as that qualification is interpreted by the Board of Directors. The Board of Directors has adopted a written charter with respect to the Audit Committee's roles and responsibilities.

      Management is responsible for Clarus' internal controls and the financial reporting process. The external auditor is responsible for performing an independent audit of Clarus' consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      1. The Audit Committee has reviewed and discussed the audited financial statements with management and with KPMG LLP, our independent auditors.

      2. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards).

      3. The Audit Committee has received the written disclosures from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with KPMG LLP its independence from Clarus.

      4. Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

            Donald House - Chairman
            Nicholas Sokolow
            Burtt Ehrlich

PRINCIPAL ACCOUNTANT FEES AND SERVICES

      Aggregate fees for professional services rendered for Clarus by KPMG LLP for the fiscal years ended December 31, 2004 and 2003 were:

                                                       2004               2003
                                                       ----               ----

Audit Fees                                           $248,614           $232,552

Audit Related Fees                                     11,500             15,000

Tax Fees                                               61,553            143,245
                                                     --------           --------

Total                                                $321,667           $390,797
                                                     ========           ========

AUDIT FEES

      The  Audit  Fees  for  the  years  ended   December  31,  2004  and  2003,
respectively, were for professional services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2004 and 2003, as applicable and for the review of our consolidated financial statements included in our quarterly reports on Form 10-Q for fiscal 2004 and 2003, as applicable. In addition, the Audit Fees also includes fees for services rendered to us by KPMG LLP for statutory and subsidiary audits, consents, income tax provision procedures and assistance with review of documents filed with the Securities and Exchange Commission.

AUDIT RELATED FEES

      The Audit Related Fees as of the fiscal years ended December 31, 2004 and 2003, respectively, were for assurance and related services related to documents filed with the Securities and Exchange Commission, employee benefit plan audits, internal control reviews, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

TAX FEES

      Tax Fees as of the fiscal years ended December 31, 2004 and 2003, respectively, were for services related to tax compliance, including the preparation of tax returns and extensions, and claims for refund, tax planning and advice, including assistance with tax services for employee benefit plans, expatriate, net operating loss and sales tax matters and requests for rulings or technical advice from tax authorities.

AUDITOR INDEPENDENCE

      The Audit Committee has considered the non-audit services provided by KPMG LLP and determined that the provision of such services had no effect on KPMG LLP's independence from Clarus.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

      The Audit Committee must review and pre-approve all audit and non-audit services provided by KPMG LLP, our independent auditors, and has adopted a Pre-approval Policy. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor's independence. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

      Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor's view, the request or application is consistent with the Commission's rules on auditor independence. Each pre-approval request or application must also be accompanied by detailed documentation regarding the specific services to be provided.

      Since the adoption of the Pre-approval Policy by the Audit Committee on March 11, 2004, the Audit Committee has not waived the pre-approval requirement for any services rendered by KPMG LLP to Clarus.

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

      The firm of KPMG LLP, certified public accountants, has been the Company's independent public accountant since fiscal year 2001. Our Board of Directors has not yet selected an independent accountant to audit our financial statements for fiscal year 2005, and intends to delay such selection pending continued efforts by our management to redeploy our assets through an acquisition of, or merger with, an operating business that will serve as a platform company. Notwithstanding these efforts, we cannot give any assurance that we will identify and consummate an appropriate acquisition opportunity in the near term, or at all.

      Accordingly, we are not asking stockholders to ratify the appointment of an independent accountant to audit our financial statements for fiscal year 2005. Ratification of the independent accountant is not required by our Amended and Restated Bylaws, our Charter of the Audit Committee or applicable law.

      Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

                               EXECUTIVE OFFICERS

      The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Clarus.


NAME                    AGE     POSITION

Warren B. Kanders        47     Executive Chairman of the Board of Directors

Nigel P. Ekern           40     Chief Administrative Officer and Secretary


      See "Biographical Information for Directors" for biographical information with respect to Warren B. Kanders.

      NIGEL P. EKERN has been Chief Administrative Officer and Secretary of the Company since December 2002. Mr. Ekern has served as the Chief Administrative Officer and Secretary of Net Perceptions, Inc. since April 2004. From January 2000 until joining the Company, Mr. Ekern served as a Partner at Dubilier & Company, a New York-based private investment firm. From June 1998 until January 2000, Mr. Ekern served as an investment advisor at Caravelle Advisors, an investment management affiliate of CIBC World Markets. From September 1996 until June 1998, Mr. Ekern served as an investment banker at CIBC World Markets. Mr. Ekern graduated with an A.B. from Dartmouth College in 1987 and an M.B.A. and a J.D. from New York University in 1993.

                             EXECUTIVE COMPENSATION

      SUMMARY COMPENSATION TABLE

      The following summary compensation table sets forth information concerning the compensation earned by our two executive officers, our Executive Chairman of the Board of Directors and our Chief Administrative Officer during fiscal 2004, 2003 and 2002 (collectively, the "Named Executive Officers").

                                                        ANNUAL COMPENSATION (2)      LONG-TERM COMPENSATION
                                                       -----------------------     ---------------------------
                                                                                   RESTRICTED       SECURITIES
                                          FISCAL                                     STOCK          UNDERLYING
NAME AND PRINCIPAL POSITION                YEAR       SALARY ($)     BONUS ($)     AWARD(S)($)      OPTIONS(#)
---------------------------               ------      ----------     ---------     -----------      ----------
Warren B. Kanders (1)                      2004        250,000             --             --                --
   Executive Chairman of the Board of      2003        250,000             --      2,680,000                --
   Directors                               2002         16,186             --             --         1,000,000

Nigel P. Ekern (1)                         2004        175,000        150,000         50,000(3)             --
   Chief Administrative Officer            2003        175,000        100,000         25,000(4)         20,000(5)
                                           2002         17,949             --             --           200,000

(1)   Served in such position since December 2002.

(2) In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table does not include medical insurance, group life insurance or other benefits, securities or property that do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table

(3) Represents the value of 5,882 shares of restricted common stock granted on March 15, 2005 (2005 compensation which has been included as compensation in fiscal 2004).

(4) Represents the value of 2,904 shares of restricted common stock granted on March 10, 2004 (2004 compensation which has been included as compensation in fiscal 2003).

(5) Represents options to purchase shares of common stock granted on March 10, 2004 (2004 compensation which has been included as compensation in fiscal
      2003).

      OPTIONS GRANTED IN FISCAL 2004

      We granted the following options to our Named Executive Officers during fiscal 2004.

                                                                                                     POTENTIAL REALIZABLE VALUE
                                                                                                      AT ASSUMED ANNUAL RATES
                                                                                                     OF STOCK PRICE APPRECIATION
                                               INDIVIDUAL GRANTS                                           FOR OPTION TERM
                                               -----------------                                           ---------------
                    NUMBER OF SECURITIES    PERCENT OF TOTAL OPTIONS     EXERCISE
                    UNDERLYING OPTIONS       GRANTED TO EMPLOYEES         OR BASE        EXPIRATION
  NAME                   GRANTED (#)            IN FISCAL YEAR          PRICE ($/SH)        DATE        5%($)   10%($)
  ----                   -----------            --------------          ------------        ----        -----   ------
 Nigel P. Ekern           20,000(1)                  67%                    8.61          3/10/14      169,912  293,851

(1) Options to purchase 6,667 shares vest on each of March 10, 2005 and March 10, 2006, and option to purchase 6,666 shares vest on March 10, 2007.

      AGGREGATE  OPTION  EXERCISES  IN FISCAL  2004 AND  FISCAL  YEAR END OPTION
      VALUES

      The table below sets forth information regarding unexercised options held by our Named Executive Officers as of December 31, 2004. There were no options exercised by our Named Executive Officers during the year ended December 31, 2004.

                                                          NUMBER OF SECURITIES              VALUE OF UNDERLYING
                                                         UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS AT
                                                         OPTIONS AT 12/31/04 (#)                12/31/04 (2)
                                  SHARES                 -----------------------           -----------------------
                                 ACQUIRED      VALUE
                                ON EXERCISE   REALIZED                         NON-                           NON-
 NAME                               (#)        ($)(1)    EXERCISABLE       EXERCISABLE    EXERCISABLE      EXERCISABLE
 ----                           -----------   --------   -----------       -----------    -----------      -----------
Warren B. Kanders                      --        --         421,250         600,000        $548,938        $528,000
   Executive
   Chairman of the
   Board of Directors

Nigel P. Ekern                         --        --          86,667         133,333        $279,067        $419,333
   Chief
   Administrative
   Officer

(1) The value realized on option exercises is calculated based on the fair market value per share of common stock on the date of exercise less the applicable exercise price.

(2) The value of unexercised "in-the-money" options held at December 31, 2004 represents the total gain which would be realized if all of the "in-the-money" options held at December 31, 2004 were exercised, and is determined by multiplying the number of shares of common stock underlying the options by the difference between $8.82, which was the average of high and low bids for our common stock as reported by OTC Pink Sheets Electronic Quotation Service on December 31, 2004, and the applicable per share option exercise price. An option is "in-the-money" if the fair market value of the underlying shares exceeds the exercise price of the option.

                       REPORT ON EXECUTIVE COMPENSATION BY
                           THE COMPENSATION COMMITTEE

OVERVIEW

      The Compensation Committee of the Board of Directors assists the Board in establishing compensation packages for Clarus' executive officers and non-employee directors and administering Clarus' incentive plans. The Compensation Committee has the authority to retain and terminate any independent compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors. From time to time, the Compensation Committee reviews our compensation packages to ensure that they remain competitive with the compensation packages offered by similarly-situated companies and continue to incentivize management and align management's interests with those of our stockholders. The Compensation Committee is comprised of two independent directors. Each member of the Compensation Committee meets the independence requirements specified by the NASDAQ and by
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "IRC").

COMPENSATION POLICIES

      The Compensation Committee is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain awards of stock options and common stock, and such responsibility is generally limited to the actions taken by the Compensation Committee, although the full Board may determine annual executive salaries, raises and bonuses as well as grants of stock options and common stock without having first received recommendations from the Compensation Committee. The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing these objectives, the Compensation Committee believes that it is critical that a substantial portion of each executive officer's compensation be contingent upon our overall performance. The Compensation Committee is also guided by the principle that our compensation packages must be competitive, must support our overall strategy and objectives, and must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance. Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance. It is the Compensation Committee's responsibility to make recommendations to the Board with respect to non-Executive Chairman and non-Chief Administrative Officer compensation and, either alone or with the other independent members of our Board, to determine and approve our Executive Chairman's and Chief Administrative Officer's compensation. In addition, the Compensation Committee periodically reviews our incentive compensation and other stock-based compensation programs and recommends changes in such plans to the Board as needed.

      In determining the compensation packages for our executive officers, and non-employee directors, the Compensation Committee and the Board have evaluated the history and performance of Clarus, previous compensation practices and packages awarded to Clarus' executive officers and non-employee directors, and what other companies might pay the executive officers and non-employee directors for his or her services

COMPENSATION PROGRAM COMPONENTS

      Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options and restricted stock. The Compensation Committee believes that this three-part approach best serves our and our stockholders' interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers are composed of a significant portion of pay that is "at risk" -- specifically, the annual bonus, stock options and restricted stock. The Compensation Committee believes that these "at risk" awards align the interests of our executive officers with the interests of our stockholders since the grant of these awards relate directly to stock price appreciation realized by all our stockholders.

      Base Salary. In reviewing and approving the base salaries of our executive officers, the Compensation Committee considers the scope of work and responsibilities, past and current contributions and performance to Clarus, and other individual-specific factors; the recommendation of the Executive Chairman and Chief Administrative Officer (except in the case of their own compensation); what other companies might pay the executive for his or her services; and the executive's experience. Except where an existing agreement establishes an executive's salary, the Compensation Committee reviews executive officer salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year.

      Annual Cash Bonus. In reviewing and approving the annual performance-based annual bonus for our executive officers, the Compensation Committee considers an executive's contribution to the overall performance of the Company and attainment of any milestones or performance targets which may be set by the Board from time to time.

      Stock Options and Restricted Stock. Executive officers of Clarus and other key employees who contribute to the growth, development and financial success of Clarus are eligible to be awarded stock options to purchase our common stock, shares of restricted common stock, and bonuses of shares of common stock under our 2000 Plan. Awards under our 2000 Plan help relate a significant portion of an employee's long-term remuneration directly to stock price appreciation realized by all our stockholders and aligns an employee's interests with that of our stockholders. The Compensation Committee believes equity-based incentive compensation aligns executive and stockholder interests because (i) the use of a multi-year vesting schedule for equity awards encourages executive retention and emphasizes long-term growth, and (ii) paying a significant portion of management's compensation in our equity provides management with a powerful incentive to increase stockholder value over the long term. The Compensation
Committee determines appropriate individual long-term incentive awards in the exercise of its discretion in view of the above criteria and applicable policies.

COMPENSATION OF EXECUTIVE CHAIRMAN OF THE BOARD OF DIRECTORS

      The Compensation Committee, either alone or with the other independent members of our Board, has the authority to determine and approve Mr. Kanders' compensation. The Compensation Committee followed the same philosophy and guidance principles described above in determining the compensation package for Mr. Kanders, our Executive Chairman of the Board of Directors.

      As Executive Chairman of the Board of Directors, Mr. Kanders is compensated pursuant to an employment agreement entered into in December 2002. During 2004, Mr. Kanders received an aggregate base salary of $250,000 in accordance with his employment agreement. In addition, Mr. Kanders is entitled, at the discretion of our Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans adopted by us based on his performance and Clarus' performance. In 2004 Mr. Kanders was not awarded a cash bonus, stock options to purchase our common stock, shares of restricted common stock, or shares of common stock.

      The Compensation Committee considers Mr. Kanders' level of compensation appropriate for his outstanding leadership of the Company during fiscal 2004.

COMPENSATION OF CHIEF ADMINISTRATIVE OFFICER

      The Compensation Committee, either alone or with the other independent members of our Board, has the authority to determine and approve Mr. Ekern's compensation. The Compensation Committee followed the same philosophy and guidance principles described above in determining the compensation package for Mr. Ekern, our Chief Administrative Officer.

      As Chief Administrative Officer, Mr. Ekern is compensated pursuant to an employment agreement entered into in December 2002 but effective as of November 25, 2002. During 2004, Mr. Ekern received an aggregate base salary of $175,000 in accordance with his employment agreement. In addition, the Compensation Committee recommended that the Board award him, for 2004, a cash bonus in the amount of $150,000, and 2,904 restricted shares of the Company's common stock valued at $8.50 per share, vesting on the second anniversary of its grant. The Compensation Committee believes that the grant of restricted shares to Mr. Ekern aligns his interests with the interests of our stockholders since the full benefit of the awards cannot be realized by Mr. Ekern unless stock price appreciation occurs.

      In determining the compensation of our Chief Administrative Officer, the Board of Directors has applied our compensation policies set forth above. The criteria the Compensation Committee considered in determining Mr. Ekern compensation included the annual financial performance of the Company, Mr. Ekern's performance of his duties and responsibilities, his efforts in identifying suitable merger partners and acquisition candidates in connection with our asset redeployment strategy, his efforts in connection with a previously announced acquisition that terminated in September 2004 without the consummation of the acquisition, and Clarus' reduction of its cash expenditure rate, as well as the performance of our stock price since Mr. Ekern became our Chief Administrative Officer. The Compensation Committee also considered other individual considerations such as leadership, ethics and corporate governance, and compensation awarded to executive officers at similarly-situated companies.

      The Compensation Committee considers Mr. Ekern's level of compensation appropriate in light of his efforts on behalf of the Company during fiscal 2004.

SECTION 162(M) OF THE INTERNAL REVENUE CODE

      Section 162(m) of the IRC generally disallows a tax deduction to public corporations for compensation other than performance-based compensation over $1,000,000 paid for any fiscal year to an individual who, on the last day of the taxable year, was (i) the chief executive officer or (ii) among the four other highest compensated executive officers whose compensation is required to be reported in the Summary Compensation Table contained herein. Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs' material features have been approved by stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period. The Compensation Committee desires to maximize deductibility of compensation under Section 162(m) of the IRC to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in our best interest and our stockholders but which may not be tax deductible under Section 162(m) of the IRC.

Submitted by the Compensation Committee of the Board of Directors:

            Burtt Ehrlich (as Chairman)
            Nicholas Sokolow

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During 2004, none of the members of our Compensation Committee (i) served as an officer or employee of Clarus or its subsidiaries, (ii) was formerly an officer of Clarus or its subsidiaries or (iii) entered into any transactions with Clarus or its subsidiaries. During 2004, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Clarus.

PERFORMANCE GRAPH

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on our common stock to the cumulative total return of the NASDAQ National Market Composite and The Russell 2000 Index for the period commencing on December 31, 2000 and ending December 31, 2004 (the "Measuring Period"). The graph assumes that the value of the investment in our common stock and each index was $100 on December 31, 2000. The yearly change in cumulative total return is measured by dividing (1) the sum of (i) the cumulative amount of dividends for the Measuring Period, assuming dividend reinvestment, and (ii) the change in share price between the beginning and end of the Measuring Period, by (2) the share price at the beginning of the Measuring Period.

      The Company considered providing a comparison consisting of a group of peer companies in an industry or line-of-business similar to us, but could not reasonably identify a group of comparable peer companies that the Company believed would provide our stockholders with a meaningful comparison. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
             AMONG CLARUS, THE NASDAQ NATIONAL MARKET COMPOSITE AND
                             THE RUSSELL 2000 INDEX

                    12/31/00       12/31/01       12/31/02      12/31/03       12/31/04
                    --------       --------       --------      --------       --------
CLARUS
CORPORATION        $   100.00     $    89.14     $   80.29     $   104.29     $   128.57

NASDAQ
NATIONAL
MARKET
COMPOSITE          $   100.00     $    78.95     $   54.06     $    81.09     $    88.06

THE RUSSELL
2000 INDEX         $   100.00     $   101.03     $   79.23     $   115.18     $   134.75

                 * $100 INVESTED ON 12/31/00 IN STOCK OR INDEX -
                      INCLUDING REINVESTMENT OF DIVIDENDS.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                                  AMONG CLARUS,
                    THE NASDAQ NATIONAL MARKET COMPOSITE AND
                             THE RUSSELL 2000 INDEX


                             [GRAPHIC CHART OMITTED]


                 * $100 INVESTED ON 12/31/00 IN STOCK OR INDEX -
                      INCLUDING REINVESTMENT OF DIVIDENDS.

EMPLOYMENT AGREEMENTS

WARREN B. KANDERS

      In December 2002, we entered into an employment agreement with Warren B. Kanders, which provides that he will serve as Clarus' Executive Chairman of the Board of Directors and devote as much of his time as is necessary to perform such duties for a three-year term that will expire on December 6, 2005, subject to early termination in certain circumstances. The agreement provides for an annual base salary of $250,000. In addition, Mr. Kanders is entitled, at the discretion of our Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans adopted by us. Pursuant to the employment agreement, we maintain term life insurance on Mr. Kanders in the amount of $2,000,000 for the benefit of his designees. In connection with his employment agreement, Mr. Kanders received ten-year options to purchase up to (i) 200,000 shares of the Company's common stock, at an exercise price of $5.35 per share; (ii) 400,000 shares of the Company's common stock, at an exercise price of $7.50 per share; and (iii) 400,000 shares of the Company's common stock, at an exercise price of $10.00 per share, all vesting in five equal annual installments commencing on the first anniversary of the date of grant. On April 11, 2003, Mr. Kanders received a grant of 500,000 restricted shares of the Company's common stock, with full voting, dividend, distribution and other rights, which vest and become nonforfeitable if Mr. Kanders is an employee and/or a director of the Company or a subsidiary or affiliate of the Company on the earlier of (i) the date the closing price of the Company's common stock, as listed or quoted on any national securities exchange or NASDAQ, shall have equaled or exceeded $15.00 per share for each of the trading days during a ninety (90) consecutive day period, or
(ii) the tenth (10th) anniversary of the date of grant; provided however that all of the restricted shares immediately vest and become nonforfeitable upon a "change in control" or in the event Mr. Kanders' employment with the Company is terminated without "cause".

      In the event Mr. Kanders is terminated without cause, or by Mr. Kanders upon a "change in control," Mr. Kanders is entitled to receive his accrued bonus through the date of termination and to continue to receive his base compensation in accordance with the normal payroll practices of the Company for twenty-four months after the effective date of such termination. Mr. Kanders will also be entitled to acceleration of the vesting on the options and restricted stock grants upon the termination of his employment agreement by us without "cause" or by Mr. Kanders in connection with a "change in control." Mr. Kanders has also agreed to certain confidentiality and non-competition provisions.

NIGEL P. EKERN

      In December 2002, we entered into an employment agreement with Nigel P. Ekern, which is effective as of November 25, 2002, that provides that he will serve as our Chief Administrative Officer and devote as much of his time as is necessary to perform such duties for a three-year term that will expire on November 25, 2005, subject to early termination in certain circumstances. The agreement provides for an annual base salary of $175,000. Under the terms of his employment agreement with us, Mr. Ekern received ten-year options to purchase up to 200,000 shares of the Company's common stock, at an exercise price of $5.35 per share and vesting in five equal annual installments commencing on the first anniversary of the date of grant. In addition, Mr. Ekern is entitled, at the discretion of our Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans adopted by us. Pursuant to the employment agreement, we maintain a term life insurance on Mr. Ekern in the amount of $2,000,000 for the benefit of his designees.

      In the event Mr. Ekern is terminated by the Company upon a "change in control", he is entitled to receive accrued base compensation through the date of such termination and will also be entitled to acceleration of the vesting on all options to purchase shares of common stock. In the event Mr. Ekern is terminated by the Company without "cause," he is entitled to receive his base compensation twelve months after such termination. Mr. Ekern has also agreed to certain confidentiality and non-competition provisions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In September 2003, the Company and Kanders & Company, an entity owned and controlled by the Company's Executive Chairman, Warren B. Kanders, entered into a 15-year lease with a five-year renewal option, as co-tenants to lease approximately 11,500 square feet in Stamford, Connecticut. The Company and Kanders & Company have initially agreed to allocate the total lease payments of $24,438 per month on the basis of Kanders & Company renting 2,900 square feet initially for $6,163 per month, and the Company renting 8,600 square feet initially for $18,275 per month, which are subject to increases during the term of the lease. Rent expense is recognized on a straight line basis. The lease provides the co-tenants with an option to terminate the lease in years eight and ten in consideration for a termination payment. The Company and Kanders & Company agreed to pay for their proportionate share of the build-out construction costs, fixtures, equipment and furnishings related to preparation of the space. In connection with the lease, the Company obtained a stand-by letter of credit in the amount of $850,000 to secure lease obligations for the Stamford facility. Kanders & Company reimburses the Company for a pro rata portion of the approximately $5,000 annual cost of the letter of credit.

      During the year ended December 31, 2004, the Company incurred charges of approximately $31,000, for payments to Kanders Aviation LLC, an affiliate of the Company's Executive Chairman, Warren B. Kanders, pursuant to the Transportation Services Agreement dated as of December 18, 2003 between the Company and Kanders Aviation relating to aircraft travel by directors and officers of the Company for potential redeployment transactions.

      The Company provides certain telecommunication, administrative and other office services as well as accounting and bookkeeping services to Kanders & Company that are reimbursed by Kanders & Company. Such services aggregated $43,000 during the year ended December 31, 2004.

      After the closing of the sale of the e-commerce software business in December 2002, Steven Jeffery, resigned as the Company's Chief Executive Officer and Chairman of the Board of Directors. Under Mr. Jeffery's employment agreement, he was entitled to receive a severance payment equal to one year's salary of $250,000, payable over one year. In addition, Mr. Jeffery entered into a three-year consulting agreement with the Company and received total consideration of $250,000 payable over two years. At December 31, 2004, no balance remained outstanding to Mr. Jeffery under these severance arrangements. On April 11, 2005, Mr. Jeffery resigned as a member of our Board of Directors.

      In the opinion of management, the rates, terms and considerations of the transactions with the related parties described above are at least as favorable as those we could have obtained in arms length negotiations or otherwise are at prevailing market prices and terms.

                                   PROPOSAL 2

               APPROVAL AND ADOPTION OF 2005 STOCK INCENTIVE PLAN

      The Board of Directors believes that the adoption and approval of a new long-term stock incentive plan will facilitate the continued use of long-term equity-based incentives and rewards for the foreseeable future and is in the best interests of Clarus. The Company expects equity-based incentives to comprise an important part of the compensation packages for its future senior level executives retained in connection with any consummation of the Company's asset redeployment strategy. Accordingly, the Board of Directors approved, subject to the approval of Clarus' stockholders, the 2005 Stock Incentive Plan (the "2005 Stock Incentive Plan"). Stockholder approval of the 2005 Stock Incentive Plan is expected to ensure that Clarus will have a sufficient number of long-term equity-based incentives and rewards to issue to its future employees upon the completion of an asset redeployment transaction as well as to help ensure, to the extent possible, the tax deductibility by Clarus of awards under the 2005 Stock Incentive Plan for purposes of Section 162(m) of the IRC and to meet the listing requirements of the NASDAQ.

      The material features of the 2005 Stock Incentive Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2005 Stock Incentive Plan, the full text of which is set forth as Appendix A to this proxy statement. On May ___, 2005, the market price per share of Clarus' common stock was $[____] based on the average of high and low bids for our common stock as reported by the OTC Pink Sheets Electronic Quotation Service on such date.

ADMINISTRATION

      The 2005 Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors of Clarus. All members of the Compensation Committee are non-employee directors of Clarus. The Compensation Committee has the authority to determine, within the limits of the express provisions of the 2005 Stock Incentive Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. With respect to employees who are not subject to Section 16 of the Exchange Act, the Compensation Committee may delegate its authority under the 2005 Stock Incentive Plan to one or more officers or employees of Clarus. To the extent not otherwise provided for under Clarus' Amended and Restated Certificate of Incorporation, as amended, and Amended and Restated By-laws, as amended, members of the Compensation Committee are entitled to be indemnified by Clarus with respect to claims relating to their actions in the administration of the 2005 Stock Incentive Plan, except in the case of willful misconduct.

TYPES OF AWARDS

      Awards under the 2005 Stock Incentive Plan may include nonqualified stock options, incentive stock options, stock appreciation rights ("SARs"), restricted shares of common stock, restricted units and performance awards.

      Stock Options. The Compensation Committee may grant to a participant incentive stock options, options that do not qualify as incentive stock options ("non-qualified stock options") or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Compensation Committee. Incentive stock option grants shall be made in accordance with
Section 422 of the IRC.

      The  exercise   price  for  stock   options  will  be  determined  by  the
Compensation Committee in its discretion, provided that with respect to incentive stock options, the exercise price per share shall be at least equal to 100% of the fair market value of one share of Clarus' common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of Clarus on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted.

      Stock options must be exercised within a period fixed by the Compensation Committee that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of Clarus on the date of grant, the exercise period may not exceed five years. The 2005 Stock Incentive Plan provides for earlier termination of stock options upon the participant's termination of employment, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

      At the Compensation Committee's discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of Clarus' common stock held by the participant for at least six months (or such other shares of common stock as the Compensation Committee may permit), a combination of cash and shares of stock or in any other form of consideration acceptable to the Compensation Committee (including one or more "cashless" exercise forms).

      Stock Appreciation Rights. SARs may be granted by the Compensation Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. A SAR entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised.

      The exercise price of a SAR is determined by the Compensation Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of a SAR, payment will be made in cash or shares of common stock, or a combination thereof, as determined by the Compensation Committee.

      Restricted Shares and Restricted Units. The Compensation Committee may award to a participant shares of common stock subject to specified restrictions ("restricted shares"). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

      The Compensation Committee also may award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives
("restricted units"). The terms and conditions of restricted share and restricted unit awards are determined by the Compensation Committee.

      For participants who are subject to Section 162(m) of the IRC, the performance targets described in the preceding two paragraphs may be established by the Compensation Committee, in its discretion, based on one or more of the following measures: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization ("EBITDA"); funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income
(loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings
(loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax) or EBITDA; successful capital raises; and confidential business unit objectives (the "Performance Goals").

      The above terms shall have the same meaning as in Clarus' financial statements, or if the terms are not used in Clarus' financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable.

      Performance Awards. The Compensation Committee may grant performance awards to participants under such terms and conditions as the Compensation Committee deems appropriate. A performance award entitles a participant to receive a payment from Clarus, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock or a combination thereof, as determined by the Compensation Committee.

      Award periods will be established at the discretion of the Compensation Committee. The performance targets will also be determined by the Compensation
Committee. With respect to participants subject to Section 162(m) of the IRC, the applicable performance targets shall be established, in the Compensation Committee's discretion, based on one or more of the Performance Goals described under the section titled "Restricted Shares and Restricted Units." To the extent that a participant is not subject to Section 162(m) of the IRC, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Compensation Committee, at its discretion, may adjust the performance targets.

ELIGIBILITY AND LIMITATION ON AWARDS

      The Compensation Committee may grant awards to any officer, key employee, director, consultant, independent contractor or advisor of Clarus or its affiliates. It is presently contemplated that approximately five employees will be eligible to receive awards, however, we expect such number will increase in the event we consummate an asset redeployment transaction. In any calendar year, no participant may receive awards for more than 500,000 shares of the Company's common stock and $2,500,000 in cash.

AWARDS GRANTED UNDER THE 2005 STOCK INCENTIVE PLAN

      As of the date  hereof,  no  specific  awards  have  been  granted  or are contemplated under the 2005 Stock Incentive Plan. As a result of the discretionary nature of the 2005 Stock Incentive Plan, it is not possible to state who the participants in the 2005 Stock Incentive Plan will be in the future or the number of options or other awards to be received by a person or group.

SHARES SUBJECT TO THE 2005 STOCK INCENTIVE PLAN

      An aggregate of 3,000,000 shares of common stock is reserved for issuance and available for awards under the 2005 Stock Incentive Plan, subject to an automatic annual increase equal to 4% of the total number of shares of Clarus' common stock outstanding (the "Annual Share Increase"). No more than 2,250,000 of the total shares of common stock available for issuance under the 2005 Incentive Plan may be granted in the form of restricted shares, restricted units or performance awards, subject to an automatic annual increase equal to 75% of the total number of shares of Clarus' common stock increased pursuant to the Annual Share Increase. Shares of common stock not actually issued (as a result, for example, of the lapse of an option) are available for additional grants. Shares surrendered to or withheld by Clarus in payment or satisfaction of the exercise price of a stock option or tax withholding obligations with respect to an award may be the subject of a new award under the 2005 Stock Incentive Plan. Shares to be issued or purchased under the 2005 Stock Incentive Plan may be either authorized but unissued common stock or treasury shares. Shares issued with respect to awards assumed by Clarus in connection with acquisitions do not count against the total number of shares available under the 2005 Stock Incentive Plan. Shares of common stock not actually issued (as a result, for example, of the lapse of an option) are available for additional grants. Shares surrendered to or withheld by Clarus in payment or satisfaction of the exercise price of a stock option or tax withholding obligations with respect to an award may be the subject of a new award under the 2005 Stock Incentive Plan. Shares to be issued or purchased under the 2005 Stock Incentive Plan may be either authorized but unissued common stock or treasury shares. Shares issued with respect to awards assumed by Clarus in connection with acquisitions do not count against the total number of shares available under the 2005 Stock Incentive Plan.

ANTI-DILUTION PROTECTION

      In the event of any changes in the capital structure of Clarus, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Board of Directors is empowered to make such equitable adjustments with respect to awards or any provisions of the 2005 Stock Incentive Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of common stock subject to the 2005 Stock Incentive Plan, the number of shares of common stock subject to and the exercise price of an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year.

AMENDMENT AND TERMINATION

      The Board of Directors may at any time amend or terminate the 2005 Stock Incentive Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the 2005 Stock Incentive Plan without the consent of the recipient. No awards may be made under the 2005 Stock Incentive Plan after the tenth anniversary of its effective date. Certain provisions of the 2005 Stock Incentive Plan relating to performance-based awards under Section 162(m) of the IRC will expire on the fifth anniversary of the effective date.

FEDERAL INCOME TAX CONSEQUENCES

      The federal income tax consequences of the issuance and/or exercise of awards under the 2005 Stock Incentive Plan are as described below. The following information is only a summary of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.

      Incentive Stock Options. The 2005 Stock Incentive Plan qualifies as an incentive stock option plan within the meaning of Section 422 of the IRC. A recipient who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the recipient disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to the recipient (the required statutory "holding period"), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) Clarus will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. Clarus will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

      The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder's income for alternative minimum tax purposes.

      Nonqualified Stock Options. The recipient of a nonqualified stock option under the 2005 Stock Incentive Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. Clarus generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

      Stock Appreciation Rights. A recipient who is granted stock appreciation rights will not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of Clarus' common stock from the date of grant of the SAR to the date of exercise); and (b) Clarus will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

      Restricted Shares. A recipient will not be taxed at the date of an award of restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such restricted shares to the recipient, elects under Section 83(b) of the IRC to include in income the fair market value of the restricted shares as of the date of such transfer. Clarus will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by Clarus unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by Clarus.

      Restricted Units. A participant will normally not recognize taxable income upon an award of restricted units, and Clarus will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the common stock received and Clarus will be entitled to a deduction in the same amount.

      Performance Awards. Normally, a participant will not recognize taxable income upon the grant of performance awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. Clarus also will then be entitled to a deduction in the same amount.

EFFECTIVE DATE

      The 2005 Stock Incentive Plan shall be effective immediately on the date of its approval by the stockholders of Clarus. If not approved by the stockholders, no awards will be made under the 2005 Stock Incentive Plan. If and when the 2005 Stock Incentive Plan becomes effective, Clarus' 2000 Plan and SAI Plan will be frozen such that no further awards will be made under the 2000 Plan and the SAI Plan, and any shares of common stock then remaining available for grant under the 2000 Plan and the SAI Plan will be canceled. However, 738,750 shares of common stock subject to outstanding awards granted under the 2000 Plan and the SAI Plan prior to the effective date of the 2005 Stock Incentive Plan will remain available for issuance under the 2000 Plan and the SAI Plan, and the 2000 Plan and the SAI Plan will remain in effect after the effective date of the 2005 Stock Incentive Plan to the extent necessary to administer such previously granted awards.

VOTE REQUIRED

      Approval of the 2005 Stock Incentive Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and voting at the Annual Meeting of Stockholders, assuming the presence of a quorum. If the stockholders do not approve the 2005 Stock Incentive Plan, it will not be implemented, but Clarus reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of Clarus and its stockholders.

      THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE 2005 STOCK INCENTIVE PLAN.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act, requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the Securities and Exchange Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by the Securities and Exchange Commission's regulations to furnish us with copies of all Section 16(a) forms they file.

      Except as indicated below, based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2004 fiscal year were timely filed with the Securities and Exchange Commission.

      Mr. Jeffery inadvertently did not timely file two Form 4s to report the exercise of certain stock options and the disposition of certain shares of common stock acquired upon the exercise of stock options.

FORM 10-K

      WE WILL PROVIDE, WITHOUT CHARGE, TO EACH STOCKHOLDER AS OF THE RECORD DATE, ON THE WRITTEN REQUEST OF THE STOCKHOLDER, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS SHOULD DIRECT THE WRITTEN REQUEST TO CLARUS CORPORATION, ONE LANDMARK SQUARE, 22ND FLOOR, STAMFORD, CONNECTICUT 06901 C/O SECRETARY.

  REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF STOCKHOLDERS

      Under the rules of the Securities and Exchange Commission, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2006 Annual Meeting, the proposal must be received by us at our principal executive offices by January 13, 2006 (or, if the 2005 Annual Meeting is called for a date not within 30 calendar days before or after June 21, 2006, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of:
Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, c/o Secretary and must include the information and representations that are set out in Exchange Act Rule 14a-8.

      Under our Amended and Restated Bylaws, and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Amended and Restated Bylaws, Delaware law, the NASDAQ, the rules and regulations of the Securities and Exchange Commission and must include the information necessary for the Board to determine whether the candidate qualifies as independent under the NASDAQ's rules.

      We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2006 Annual Meeting (a) not less than sixty (60) days nor more than ninety (90) days prior to June 21, 2006 if our 2006 Annual Meeting is held within thirty (30) days before or after June 21, 2006; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2006 Annual Meeting is not held within thirty (30) days before or after June 21, 2006. In the event we call a special meeting of our stockholders, we must receive your intention to introduce a director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

      Assuming that our 2006 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a director nomination or other item of business at that meeting not less than sixty (60) days nor more than ninety (90) days prior to June 21, 2006. If we do not receive notice within the prescribed dates, or if we meet other requirements of the Securities and Exchange
Commission rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting. In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

                                                     FOR THE BOARD OF DIRECTORS


                                                     NIGEL P. EKERN
                                                     SECRETARY

                                   APPENDIX A
                            2005 STOCK INCENTIVE PLAN

                               CLARUS CORPORATION
                            2005 STOCK INCENTIVE PLAN

      1. PURPOSE.  The purpose of Clarus  Corporation  2005 Stock Incentive Plan
(the "Plan") is to provide a means through which the Company and its Subsidiaries may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and promoting an identity of interest between stockholders and these eligible persons.

      So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards Restricted Stock Unit Awards and Performance Awards and other Stock-Based Awards, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 24.

      2. SHARES SUBJECT TO THE PLAN.

            2.1 Number of Shares. Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 3,000,000 Shares, subject to the automatic Share increases described in
Section 2.2 below. Of the total Shares reserved for issuance under the Plan, no more than 2,250,000 shares of Common Stock may be issued under the Plan as Awards under Sections 6 and 7 of the Plan, subject to automatic Share increases described in Section 2.3 below. Shares that have been (a) reserved for issuance under options which have expired or otherwise terminated without issuance of the underlying Shares, (b) reserved for issuance or issued under an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Shares being issued, shall be available for issuance. In the event of the exercise of SARs, whether or not granted in tandem with options, only the number of shares of Common Stock actually issued in payment of such SARs shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder, and any Common Stock subject to tandem options, or portions thereof, which have been surrendered in connection with any such exercise of SARs shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. The Shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company. Subject to adjustment in accordance with Section 18.4, in any calendar year, no Participant shall be granted Awards in respect of more than 500,000 shares of Common Stock (whether through grants of options or SARs or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $2,500,000.

            2.2 Annual Increases. The number of Shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January of each year, beginning with January in year 2006 and continuing through January in year 2015, by a number of Shares equal to four percent (4.00%) of the total number of Shares of Common Stock outstanding on the last trading day in the immediately preceding December.

            2.3 Award Limitation. The number of Shares of Common Stock which may be issued under the Plan as Awards under Sections 6 and 7 of the Plan shall automatically increase on the first trading day of January of each year, beginning with January in year 2006 and continuing through January in year 2015, by a number of Shares equal to seventy-five percent (75%) of the total number of Shares increased pursuant to Section 2.2.

      3. ELIGIBILITY. ISO's (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or Subsidiary of the Company.

      4. ADMINISTRATION.

            4.1 Committee Authority. This Plan will be administered by the Committee. Any power, authority or discretion granted to the Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

            (a)   select persons to receive Awards;

            (b) determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards;

            (c)   determine the vesting, exerciseability and payment of Awards;

            (d) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

            (e) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

            (f) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

            (g) make all factual determinations with respect to, and otherwise construe and interpret, this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

            (h)   grant waivers of Plan or Award conditions;

            (i)   determine whether an Award has been earned;

            (j)   accelerate the vesting of any Award; and

            (k) make all other determinations necessary or advisable for the administration of this Plan.

      The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

            4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee and any delegation by the Committee to designated officers or employees shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable. Notwithstanding any other provision of the Plan, if the Committee deems it to be in the best interest of the Company, the Committee retains the discretion to make such Awards under the Plan that may not comply with the requirements of Section 16(b) of the Exchange Act,
Section 162(m) of the Code, or any other relevant statute or regulation.

      5. STOCK OPTIONS. The Committee may grant Options to eligible persons and will determine whether such options will be intended to be "Incentive Stock Options" within the meaning of Section 422 of the Code or any successor section thereof ("ISO's") or nonqualified stock options (options not intended to qualify as incentive stock options) ("NQSO's"), the number of Shares subject to the Option, the Exercise Price of the option, the period during which the option may be exercised, and all other terms and conditions of the Option, subject to the following:

            5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

            5.2 Exercise Period. Options may be exercisable to the extent vested within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of ten (10) years from the date the option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

            5.3 Exercise Price. The Exercise Price of an option will be determined by the Committee when the option is granted and may be greater, less than, or equal to the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. In addition, the Exercise Price may (i) be subject to a limit on the economic value that may be realized by a Participant from an option or SAR, or otherwise (ii) vary from the original purchase price, provided that such variable purchase price can never be less than the Fair Market Value of the shares of Common Stock subject to such option or SAR, determined as of the date of grant

            5.4 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

            5.5 Method of Exercise. Options may be exercised by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved from time to time by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. Payment for the Shares purchased may be made in accordance with
Section 8 of this Plan.

            5.6 Termination. Unless otherwise expressly provided in an Award Agreement or otherwise determined by the Committee, exercise of an option will always be subject to the following:

            a. If the Participant is Terminated for any reason (including voluntary Termination) other than death or Disability, then the Participant may exercise such Participant's Options only to the extent that such options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a NQSO), but in any event, no later than the expiration date of the Options.

            b. If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve
                  (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be a NQSO), but in any event no later than the expiration date of the Options.

            c. Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Committee shall give the
                  Participant an opportunity to present to the Committee evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his or her service is terminated.

            d.    If the Participant is not an employee or a director, the Award
                  Agreement   shall   specify   treatment   of  the  Award  upon
                  Termination.

            5.7 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO's are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or Subsidiary of the Company) will not exceed $100,000 or such other amount as may be required by the Code. If the Fair Market Value of Shares on the date of grant with respect to which ISO's are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO's and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO's. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO's, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

            5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that, except as expressly provided for in the Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any option previously granted and (ii) except as provided for in Section 18 of the Plan, options issued hereunder will not be repriced, replaced or regranted through cancellation or by lowering the Exercise Price of a previously granted Award without prior approval of the Company's stockholders. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

            5.9 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an option, provided that such minimum number will not prevent Participant from exercising the option for the full number of Shares for which it is then exercisable.

            5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO's will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

            5.11 Lapsed Grants. Notwithstanding anything in the Plan to the contrary, the Company may, in its sole discretion, allow the exercise of a lapsed grant if the Company determines that: (i) the lapse was solely the result of the Company's inability to timely execute the exercise of an option award prior to its lapse, and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Company makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

            5.12 Stock Appreciation Rights (SARs). In addition to the grant of options, as set forth above, the Committee may also grant SARs to any person eligible to be a Participant, which grant shall consist of a right that is the economic equivalent, and in all other regards is identical to a stock option that is permitted to be granted under the Plan, except that on the exercise of such SAR, the Participant shall receive shares of Common Stock having a Fair Market Value that is equal to the Fair Market Value of the shares of Common Stock that would be subject to such an option, reduced by the amount that would be required to be paid by the Participant as the purchase price on exercise of such option. A grant of a SAR shall be documented by means of an Award Agreement (a "SAR Agreement") containing the relevant terms and conditions of such grant. For purposes of the limitation on the number of shares of Common Stock that may be subject to Stock Options granted to any employee during any one calendar year, and for purposes of the aggregate limitation on the number of shares of Common Stock that may be subject to grants under the Plan, SARs shall be treated in the same manner as options would be treated.

      6. RESTRICTED STOCK.

            6.1. Restricted Stock Awards. The Committee may grant to any Participant an Award of Common Stock in such number of shares, and on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of purchased or designated shares of Common Stock or other criteria, as the Committee shall establish. If the Committee determines to make performance-based Awards of restricted Shares under this Section 6 to "covered employees" (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in Section 24. The terms of any Restricted Stock Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

            6.2 Issuance of Restricted Shares. As soon as practicable after the Date of Grant of a Restricted Stock Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Section 6 shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of restricted Shares, the share certificates representing such restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 6.5, one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in
Section 6.5, free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

            6.3  Shareholder  Rights.  Beginning  on the  Date of  Grant  of the
Restricted Stock Award and subject to execution of the Award Agreement as provided in Section 6.2, the Participant shall become a shareholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any

Common Stock distributed as a dividend or otherwise with respect to any restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such restricted Shares and held or restricted as provided in Section 6.2.

            6.4 Restriction on Transferability. None of the restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

            6.5 Delivery of Shares Upon Vesting. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 6.7, the restrictions applicable to the restricted Shares shall lapse. As promptly as administratively feasible thereafter, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

            6.6 Forfeiture of Restricted Shares. Subject to Sections 6.7, all restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

            6.7 Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 6 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the restricted Shares) as the Committee shall deem appropriate.

            6.8 Restricted Stock Unit Awards. Without limiting the generality of the foregoing provisions of this Section 6, and subject to such terms, limitations and restrictions as the Committee may impose, Participants designated by the Committee may receive Awards of Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the Participant and/or the achievement of performance or other objectives. If the Committee determines to make performance-based Awards of Restricted Stock

Units under this Section 6.8 to "covered employees" (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in
Section 24. Restricted Stock Unit Awards shall be subject to the restrictions, terms and conditions contained in the Plan and the applicable Award Agreements entered into by the appropriate Participants. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Restricted Stock Unit Award. Upon the lapse or release of all restrictions with respect to a Restricted Stock Unit Award or at a later date if distribution has been deferred, one or more share certificates, registered in the name of the Participant, for an appropriate number of shares, free of any restrictions set forth in the Plan and the related Award Agreement shall be delivered to the Participant. A Participant's Restricted Stock Unit Award shall not be contingent on any payment by or consideration from the Participant other than the rendering of services. Notwithstanding anything contained in this Section 6.8 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Stock Units) as the Committee shall deem appropriate.

      7. PERFORMANCE AND OTHER STOCK-BASED AWARDS.

            7.1 Performance Awards.

            (a) Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

            (b) Performance Targets. The performance targets may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in

            Section 24. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

            (c) Earning Performance Awards. The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

            (d) Payment of Earned Performance Awards. Payments of earned Performance Awards shall be made in cash, Common Stock or Stock Units, or a combination of cash, Common Stock and Stock Units, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

            (e) Termination of Service. In the event of a Participant's Termination during an Award Period, the Participant's Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

            7.2. Grant of Other Stock-Based Awards. Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

            7.3. Terms of Other Stock-Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to Section 7.2 shall be subject to the following:

            (a) Any Common Stock subject to Awards made under Section 7.2 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

            (b) If specified by the Committee in the Award Agreement, the recipient of an Award under Section 7.2 shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

            (c) The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of the Participant's Termination prior to the exercise, realization or payment of such Award, whether such termination occurs because of retirement, Disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

      8. PAYMENT FOR SHARE PURCHASES.

            8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee or where expressly indicated in the Participant's Award Agreement and where permitted by law:

            a.  by   cancellation   of   indebtedness  of  the  Company  to  the
Participant;

            b. by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

            c. by tender of a promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under the Code;

            d. by waiver of compensation due or accrued to the Participant for services rendered;

            e. with respect only to purchases upon exercise of an option, and provided that a public market for the Company's stock exists:

            (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

            (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

            f. by any combination of the foregoing or other method authorized by the Committee.

      At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an Option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership.

            8.2 Loan Guarantees. Except as prohibited by law or regulation, the Committee may authorize a guarantee by the Company of a third-party loan to the Participant for the purpose of purchasing Shares awarded under this Plan.

      9. WITHHOLDING TAXES

            9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

            9.2 Stock Withholding. When, under applicable law, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

      10. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or, other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

      11. TRANSFERABILITY.

            11.1 Non-Transferability of Options. No Option granted under the Plan shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and such option right shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may set forth in an Award Agreement at the time of grant or thereafter, that the Options (other than Incentive Stock Options) may be transferred to members of the Participant's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships or limited liability companies in which such family members and/or trusts are the only partners or members, as the case may be. For this purpose, immediate family means the Participant's spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of options made under this provision will not be effective until notice of such transfer is delivered to the Company.

            11.2 Rights of Transferee. Notwithstanding anything to the contrary herein, if an option has been transferred in accordance with Section 11.1 above, the option shall be exercisable solely by the transferee. The option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the Participant or Participant's estate would have been entitled to exercise it if the Participant had not transferred the Option. In the event of the death of the Participant prior to the expiration of the right to exercise the transferred option, the period during which the option shall be exercisable will terminate on the date 12 months following the date of the Participant's death. In no event will the option be exercisable after the expiration of the exercise period set forth in the Award Agreement. The Option shall be subject to such other rules relating to transferees as the Committee shall determine.

      12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within three (3) months after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

      13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions, consistent with the terms of the Awards, as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

      14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of the Committee, the pledge agreement may provide that the Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

      15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

      16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not effective as discussed in the preceding sentence, the Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

      17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary of the Company or limit in any way the right of the Company or any Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

      18. CORPORATE TRANSACTIONS.

            18.1 Assumption or Replacement of Awards by Successor. If a Change-of-Control Event occurs:

            (i)   the successor company in any  Change-of-Control  Event may, if
                  approved   in   writing   by  the   Committee   prior  to  any
                  Change-of-Control Event:

                  (1) substitute equivalent options or Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards), or

                  (2) issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or substantially similar other securities or substantially similar other property subject to repurchase restrictions no less favorable to the Participant.

            (ii)  Notwithstanding  anything  in this Plan to the  contrary,  the
                  Committee may, in its sole discretion, provide that the vesting of any or all options and Awards granted pursuant to this Plan will accelerate immediately prior to the consummation of a Change-of-Control Event. If the Committee exercises such discretion with respect to Options, such options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the Committee.

            18.2 Other Treatment of Awards. Subject to any rights and limitations set forth in Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event.

            18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

            18.4 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

      19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the "Effective Date").

      20. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board. The expiration of the Plan, however, shall not affect the rights of Participants under Options theretofore granted to them, and all unexpired options and Awards shall continue in force and operation after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.

      21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, (i) without the approval of the stockholders of the Company, amend this Plan in any manner that applicable law or regulation requires such stockholder approval, or (ii) without the written consent of the Participant substantially alter or impair any Option or Award previously granted under the Plan. Notwithstanding the foregoing, if an option has been transferred in accordance with the terms of this Plan, written consent of the transferee (and not the Participant) shall be necessary to substantially alter or impair any option or Award previously granted under the Plan.

      22. EFFECT OF SECTION 162(M) OF THE CODE. The Plan, and all Awards designated by the Committee as "performance-based compensation" for purposes of
Section  162(m) of the Code are  intended to be exempt from the  application  of
Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to certain executives in excess of $1 million per year. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act or in accordance with applicable market or exchange requirements), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of
Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained. Notwithstanding the foregoing, if the Committee deems it to be in the best interest of the Company, the Committee retains the discretion to make such Awards under the Plan that may not comply with the requirements of Section 162(m) of the Code.

      23. GENERAL.

            23.1 Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stork acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions which restrict a Participant's ability to sell Shares for a period of time under certain circumstances, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement. In addition, the Committee may, in its discretion, provide in an Award Agreement that, in the event that the Participant engages, within a specified period after termination of employment, in certain activity specified by the Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), the Participant will forfeit all rights under any Options that remain outstanding as of the time of such act and will return to the Company an amount of shares with a Fair Market Value (determined as of the date such shares are returned) equal to the amount of any gain realized upon the exercise of any Option that occurred within a specified time period.

            23.2. Claim to Awards and Employment Rights. Unless otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

            23.3. Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

            23.4. Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

            23.5. No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

            23.6. Governing Law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

            23.7. Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

            23.8. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

            23.9. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

            23.10. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

            23.11. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

            23.12. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

            23.13. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

            23.14 Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

            23.15 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company, its Affiliates, and its Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to employees who are employed outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

      24. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

      "Affiliate" means any entity in which the Company has an ownership interest of at least 20%.

      "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

      "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

      "Board" means the Board of Directors of the Company.

      "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

      "Change-of-Control Event" means the occurrence of any one or more of the following events: (i) there shall have been a change in a majority of the Board of Directors of the Company within a two (2) year period, unless the appointment of a director or the nomination for election by the Company's stockholders of each new director was approved by the vote of a majority of the directors then still in office who were in office at the beginning of such two (2) year period, or (ii) the Company shall have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited.

      "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

      "Common Stock" means the outstanding common stock, par value $0.0001 per share, of the Company, or any other class of securities into which substantially all the Common Stock is converted or for which substantially all the Common Stock is exchanged.

      "Committee" means the Compensation Committee, the Stock Option Committee or such other committee appointed by the Board consisting solely of two or more Outside Directors or the Board.

      "Company" means the Clarus Corporation, a Delaware corporation, or any successor corporation.

      "Disability" or "Disabled" means a disability, whether temporary or permanent, partial or total, as determined in good faith by the Committee.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

      "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

            a. if such Common Stock is publicly traded and is then listed on a national securities exchange (i.e. The New York Stock Exchange), its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

            b. if such Common Stork is publicly traded and is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

            c. if such Common Stock is publicly traded but is not quoted on the NASDAQ National market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or, if not reported in The Wall Street Journal, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

            d. if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

      "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

      "NASD Dealer" has the meaning set forth in section 8(e).

      "NQSO's" has the meaning set forth in Section 5.

      "Option"  means an award of an  option  to  purchase  Shares  pursuant  to
      Section 5.

      "Outside Director" means a person who is both (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of
      Section 162(m) of the Code.

      "Participant" means a person who receives an Award under this Plan.

      "Performance Award" means an Award of Shares, or cash in lieu of Shares, pursuant to Section 7.

      "Performance Factors" means the factors selected by the Committee from time to time, including, but not limited to, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; EBITDA growth and adjusted EBITDA growth; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; and confidential business unit objectives.

      "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Performance Awards.

      "Plan" means Clarus Corporation 2005 Stock Incentive Plan, as amended from time to time.

      "Restricted Stock Award" means an award of Shares pursuant to Section 6.

      "SEC" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 18, and any successor security.

      "Stock Unit" means an Award giving the right to receive Shares granted under either Section 6.8 or Section 7 of the Plan.

      "Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

      "Ten Percent Stockholder" has the meaning set forth in Section 5.2.

      "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

      "Unvested  Shares"  means  "Unvested  Shares"  as  defined  in  the  Award
      Agreement.

      "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                    [FORM OF PROXY-FRONT SIDE OF TOP PORTION]

                               CLARUS CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 21, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Warren B. Kanders and Nigel P. Ekern, as proxies each with full power of substitution, and hereby authorizes them to appear and vote as designated below, all shares of Common Stock of Clarus Corporation held on record by the undersigned on May 10, 2005, at the Annual
Meeting of Stockholders to be held on June 21, 2005, at 2:00 p.m. Eastern Daylight Time, at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 and any adjournments or postponements thereof and upon any and all matters which may properly be brought before the meeting or any adjournments or postponements thereof, thereby revoking all former proxies.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

            The undersigned hereby directs this Proxy to be voted:

1. Election of Directors

            Burtt R. Ehrlich
            Donald L. House
            Warren B. Kanders
            Nicholas Sokolow

            FOR                                WITHHOLD AUTHORITY
            the election as directors of       to vote for all nominees listed
            all nominees listed above          above




WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE THE NAME OF THE NOMINEE FOR WHICH AUTHORITY TO VOTE IS BEING WITHHELD ON THE LINE BELOW.

--------------------------------------------------------------------------------



2. Approval of 2005 Stock Incentive Plan

------------------------ ----------------------------- -------------------------
           FOR                       AGAINST                   ABSTAIN


------------------------ ----------------------------- -------------------------


      IMPORTANT: PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

                         (Continued from the other side)

Shares represented by this Proxy will be voted at the meeting in accordance with the stockholder's specifications above. Unless otherwise specified, the shares will be voted "for" each proposal. The Proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the Annual Meeting of Stockholders to the undersigned.

                        Date:______________________________, 2005


                        ---------------------------------------
                        Signature of Stockholder


                        ---------------------------------------
                        (Signature if held jointly)


                        NOTE: PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION OR PARTNERSHIP, PLEASE SIGN IN CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED PERSON.